                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                       EXCHANGE OFFER FOR ALL OUTSTANDING
                          6.30% SENIOR NOTES DUE 2009
                                      AND
                        6.90% SENIOR DEBENTURES DUE 2029
                                       OF

                       FEDERATED DEPARTMENT STORES, INC.

                 PURSUANT TO THE PROSPECTUS DATED MAY 11, 1999

                             ---------------------

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON

             JUNE 14, 1999 UNLESS EXTENDED (THE "EXPIRATION DATE").

                             ---------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                                 CITIBANK, N.A.

                                       By Overnight
          By Mail:                   Courier Delivery:                   By Hand:
       Citibank, N.A.                 Citibank, N.A.                  Citibank, N.A.
      c/o Citicorp Data              c/o Citicorp Data            Corporate Trust Window
     Distribution, Inc.             Distribution, Inc.          111 Wall Street, 5th Floor
        P.O. Box 7072                 404 Sette Drive            New York, New York 10005
  Paramus, New Jersey 07653      Paramus, New Jersey 07652

                    By Facsimile for Eligible Institutions:
                                 (201) 262-3240

                          Facsimile Confirmation Only:
                                 (800) 422-2077

                                For Information:
                                 (800) 422-2077

     IF YOU DELIVER THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMIT INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, SUCH DELIVERY OR INSTRUCTIONS WILL NOT BE EFFECTIVE. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.


    Federated Department Stores, Inc. (the "Company") is offering, upon the terms and subject to the conditions set forth in the Prospectus, dated May 11, 1999 (the "Prospectus"), and in this Letter of Transmittal (which, together with any supplements or amendments hereto or thereto, collectively constitute the "Exchange Offer") to exchange its 6.30% Senior Notes due 2009 (the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its outstanding 6.30% Senior Notes due 2009 (the "Original Notes"), and to exchange its 6.90% Senior Debentures due 2029 (the "Exchange Debentures," and together with the Exchange Notes, the "Exchange Securities") which have been registered under the Securities Act for a like principal amount of its 6.90% Senior Debentures due 2029 (the "Original Debentures" and, together with the Original Notes, the "Original Securities"). Terms used herein with initial capital letters have the respective meanings ascribed to them in the Prospectus.



    This Letter of Transmittal is to be completed by holders of Original Securities (i) if certificates representing Original Securities ("Certificates") are to be forwarded herewith or (ii) unless an agent's message (as defined in the Prospectus) is utilized, if delivery of Original Securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Book-Entry Transfer." Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Original Securities pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     List below the Original Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Original Notes or Original Debentures on a separate signed schedule and affix the list to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF ORIGINAL NOTES
------------------------------------------------------------------------------------------------------------
                                                                     AGGREGATE PRINCIPAL
            NAME(S) AND ADDRESS(ES)                                  AMOUNT OF ORIGINAL  AGGREGATE PRINCIPAL
             OF REGISTERED HOLDERS                   CERTIFICATE      NOTES REPRESENTED  AMOUNT OF ORIGINAL
          (PLEASE COMPLETE, IF BLANK)                NUMBER(S)*       BY CERTIFICATE(S)   NOTES TENDERED**
------------------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------
                                                   TOTAL PRINCIPAL
                                                  AMOUNT TENDERED:
------------------------------------------------------------------------------------------------------------
  * Need not be completed if Original Notes are being tendered by book-entry.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount of its Original Notes.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF ORIGINAL DEBENTURES
------------------------------------------------------------------------------------------------------------
                                                                     AGGREGATE PRINCIPAL
                                                                     AMOUNT OF ORIGINAL  AGGREGATE PRINCIPAL
            NAME(S) AND ADDRESS(ES)                                      DEBENTURES      AMOUNT OF ORIGINAL
             OF REGISTERED HOLDERS                   CERTIFICATE         REPRESENTED         DEBENTURES
          (PLEASE COMPLETE, IF BLANK)                NUMBER(S)*       BY CERTIFICATE(S)      TENDERED**
------------------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------
                                                   TOTAL PRINCIPAL
                                                  AMOUNT TENDERED:
------------------------------------------------------------------------------------------------------------
  * Need not be completed if Original Debentures are being tendered by book-entry.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount of its Original Debentures.
------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL SECURITIES ARE BEING DELIVERED BY BOOK-
    ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
-------------------------------------------------------------------------------

Account Number:
--------------------------------- Transaction Code Number:
------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL SECURITIES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) of Original Securities:
----------------------------------------------------

Window Ticket Number (if any):
-----------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------

Name of Institution that Guaranteed Delivery:

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     On the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes and/or Original Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Securities tendered hereby, the undersigned hereby (i) sells, assigns, and transfers to, or upon the order of, the Company all right, title, and interest in and to the Original Securities tendered hereby and (ii) irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Original Securities, with full power of substitution (such power of attorney deemed to be an irrevocable power of attorney coupled with an interest), to (a) deliver Certificates evidencing such Original Securities, or transfer ownership of such Original Securities on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (b) present such Original Securities for transfer on the books of the registrar for the Original Securities, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Securities.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, transfer, and exchange the Original Securities tendered hereby and that, when the same are accepted by the Company for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims. The undersigned hereby further represents that (i) any Exchange Securities acquired in exchange for Original Securities tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Securities, whether or not such person is the holder of such Original Securities, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Securities, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Securities, and (iv) neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company, or, if either is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that is to receive Exchange Securities for its own account in exchange for Original Securities, it further represents that such Original Securities were acquired as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" with respect to such Exchange Securities within the meaning of the Securities Act.

     The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, that indicate that the Exchange Securities issued in exchange for the Original Securities pursuant to the Exchange Offer may be offered for resale, resold, or otherwise transferred by the holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, if such Exchange Securities are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in a distribution of such Exchange Securities. However, the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer. If any holder of Original Securities is an affiliate of the Company or is engaged in, or intends to engage in or has any arrangement or understanding with any person to participate in, the distribution of the Exchange Securities to be acquired pursuant to the Exchange Offer, such holder (i) cannot rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment, and transfer of the Original Securities tendered hereby.

     All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the undersigned's heirs, executors, administrators, trustees in bankruptcy, legal representatives, successors, and assigns and shall survive the death, incapacity, or dissolution of the undersigned.

     The undersigned understands that the valid tender of Original Securities pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the Certificates representing the Exchange Securities and return any Original Securities not tendered or not accepted for exchange in the name(s) of the undersigned or, in the case of a book-entry delivery of Original Securities, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the Certificates representing the Exchange Securities issued in exchange for the Original Securities accepted for exchange and any certificates for Original Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Securities from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Securities so tendered.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" OR "DESCRIPTION OF ORIGINAL DEBENTURES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES OR THE ORIGINAL DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

To be completed ONLY (i) if Certificates for Exchange Securities and any Original Securities that are not accepted for exchange are to be issued in the name of and sent to someone other than the undersigned or (ii) if Original Securities tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Certificate(s) to:

Name:
----------------------------------------
                                 (Please Print)

Address:
--------------------------------------

------------------------------------------------

------------------------------------------------
                               (Include Zip Code)

[ ] Credit unexchanged Original Securities delivered by book-entry transfer to the Book-Entry Transfer Facility Account set forth below.

------------------------------------------------
                (Taxpayer Identification or Social Security No.)
                   (Please Also Complete Substitute Form W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 6)

To be completed ONLY if Certificates for Exchange Securities and any Original Securities that are not accepted for exchange are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail Certificate(s) to:

Name:
----------------------------------------
                                 (Please Print)

Address:
--------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------
                               (Include Zip Code)


IMPORTANT:  THIS LETTER OF TRANSMITTAL (TOGETHER WITH THE CERTIFICATES FOR
            ORIGINAL SECURITIES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                   IMPORTANT:

                SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 BELOW

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Signature(s) of Holder(s) of Original Securities

Dated:
--------------------------------------- , 1999

     (Must be signed by the registered holder(s) of original securities as their name(s) appear(s) on the certificates for the original securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations, or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 3.)

Name:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Include a Zip Code)

Area Code and Telephone No.:
-------------------------------------------------------------------------
                                                  (Home)

                           -----------------------------------------------------
                                                (Business)

Tax Identification or Social Security No.:
---------------------------------------------------------------
                                       (Complete Substitute Form W-9 Below)

                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 3)

Authorized Signature(s):
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                             (Please Type or Print)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (Include a Zip Code)

Area Code and Telephone No.:
------------------------------------------------------------------------

Dated:
--------------------------------------- , 1999

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. Delivery of this Letter of Transmittal and Original Securities; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Original Securities (a) if Certificates are to be forwarded herewith or (b) unless an agent's message is utilized, if delivery of Original Securities is to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer." Certificates for all physically tendered Original Securities, or Book-Entry Confirmation (as defined below), as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or, at the option of the holder in the case of a book-entry tender of Original Securities, an agent's message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Securities tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. Holders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Original Securities pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures, (a) such tender must be made through an Eligible Institution prior to 5:00 p.m., New York City time, on the Expiration Date, (b) the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or, at the option of the holder in the case of a book-entry tender of Original Securities, an agent's message) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Securities and the amount of Original Securities tendered, stating that the tender is being made thereby, and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the Certificates for all physically tendered Original Securities, in proper form for transfer, or confirmation of the book-entry transfer of the Original Securities into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation"), as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (c) the Certificates for all physically tendered Original Securities, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date. The method of delivery of this Letter of Transmittal, the Original Securities, and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original Securities are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer" in the Prospectus.


     2. Partial Tenders (Not Applicable to Security Holders Who Tender by Book-Entry Transfer). If less than all of the Original Securities evidenced by a submitted Certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Securities to be tendered in the box above entitled "Description of Original Notes -- Aggregate Principal Amount of Original Notes Tendered" or "Description of Original Debentures -- Aggregate Principal Amount of Original Debentures Tendered," as applicable. A reissued Certificate representing the balance of nontendered Original Securities will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL SECURITIES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Original Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates without any change whatsoever. If any tendered Original Securities are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal. If any tendered Original Securities are registered in different names on several

Certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of Certificates. When this Letter of Transmittal is signed by the registered holder or holders of the Original Securities specified herein and tendered hereby, no endorsements of Certificates or separate bond powers are required. If, however, the Exchange Securities are to be issued, or any untendered Original Securities are to be reissued, to a person other than the registered holder, then endorsements of any Certificates transmitted hereby or separate bond powers are required. Signatures on such Certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Certificate(s) specified herein, such Certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Certificate(s) and signatures on such Certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted. ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL SECURITIES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM THAT IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS, AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM, OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN "ELIGIBLE INSTITUTION"). SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE ORIGINAL SECURITIES ARE TENDERED: (i) BY A REGISTERED HOLDER OF ORIGINAL SECURITIES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH ORIGINAL SECURITIES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

     4. Special Issuance and Delivery Instructions. Tendering holders of Original Securities should indicate in the applicable box the name and address to which Exchange Securities issued pursuant to the Exchange Offer and or substitute Certificates evidencing Original Securities not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Security holders tendering Original Securities by book-entry transfer may request that Original Securities not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such security holder may designate hereon. If no such instructions are given, such Original Securities not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     5. Taxpayer Identification Number. Federal income tax law generally requires that a tendering holder whose Original Securities are accepted for exchange must provide the Company (as payer) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange to such tendering holder of Exchange Securities. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt holders of Original Securities (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. To prevent backup withholding, each tendering holder of Original Securities must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that

(a) the holder is exempt from backup withholding, (b) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Securities is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Original Securities are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 31% of reportable payments made to a holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within 60 days of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such 60-day period to such holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the Exchange Agent within such 60-day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 31% of all reportable payments to the holder thereafter until such holder furnishes its TIN to the Exchange Agent.

     6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Original Securities to it or its order pursuant to the Exchange Offer. If, however, Exchange Securities and/or substitute Original Securities not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Securities tendered hereby, or if tendered Original Securities are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Securities to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL SECURITIES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

     7. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions to the Exchange Offer set forth in the Prospectus.

     8. No Conditional Tenders. No alternative, conditional, irregular, or contingent tenders will be accepted. All tendering holders of Original Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Securities for exchange. Neither the Company, the Exchange Agent, nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Securities nor shall any of them incur any liability for failure to give any such notice.

     9. Mutilated, Lost, Stolen, or Destroyed Original Securities. Any holder whose Original Securities have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10. Withdrawal Rights. Tenders of Original Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of Original Securities to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address, or in the case of eligible institutions, at the facsimile number set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (a) specify the name of the person who tendered the Original Securities to be withdrawn (the "Depositor"), (b) identify the Original Securities to be withdrawn (including certificate number or numbers and the principal amount of such Original Securities), (c) contain a statement that such holder is withdrawing his election to have such Original Securities exchanged,
(d) be
signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Original Securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the registrar with respect to the Original Securities register the transfer of such Original Securities in the name of the person withdrawing the tender, and (e) specify the name in which such Original Securities are registered, if different from that of the Depositor. If Original Securities have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Securities and otherwise comply with the procedures of such facility. All questions as to the validity, form, and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Securities so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Securities that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Securities tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer," such Original Securities will be credited to an account maintained with the Book-Entry Transfer Facility for the Original Securities) promptly after the expiration or termination of the Exchange Offer. Properly withdrawn Original Securities may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW.

-------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: CITIBANK, N.A.
-------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT  -------------------------------
                                 RIGHT AND CERTIFY BY SIGNING AND DATING BELOW         Social Security Number
 FORM W-9                                                                                        or
 Department of the Treasury                                                       -------------------------------
 Internal Revenue Service                                                          Employer Identification Number
                                -----------------------------------------------------------------------------------
 PAYER'S REQUEST FOR             PART 2 -- TIN Applied For [ ]
 TAXPAYER IDENTIFICATION
 NUMBER ("TIN")                  PART 3 -- CERTIFICATION -- Under penalties of perjury, I certify that (1) the
 CERTIFICATION                   number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) AND (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                 (You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your return.)
                                -----------------------------------------------------------------------------------

                                 Signature -----------------------------------------  Date----------------------
-------------------------------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number at the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature
-----------------------------------------------------------------  Date
------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.
------------------------------------------------------
                          ------------------------------------------------------

    FOR THIS TYPE OF ACCOUNT:             GIVE THE
                                           SOCIAL
                                          SECURITY
                                        NUMBER OF --
---------------------------------------------------------
        FOR THIS TYPE OF ACCOUNT:  GIVE THE EMPLOYER
                                   IDENTIFICATION
                                   NUMBER OF --
---------------------------------------------------------

 1.  An individual's account       The individual
 2.  Two or more individuals       The actual owner of
     (joint account)               the account or, if
                                   combined funds, any
                                   one of the
                                   individuals(1)
 3.  Custodian account of a minor  The minor
     (Uniform Gift to Minors Act)
 4.  a The usual revocable         The grantor-
       savings trust account       trustee(1)
       (grantor is also trustee)
     b So-called trust account     The actual owner(1)
       that is not a legal or
       valid trust under State
       law
 5.  Sole proprietorship account   The owner(3)
 6.  A valid trust, estate, or     The legal entity(4)
     pension trust
 7.  Corporate account             The corporation
 8.  Association, club,            The organization
     religious, charitable,
     educational or other
     tax-exempt organization
 9.  Partnership                   The partnership
10.  A broker or registered        The broker or nominee
     nominee
11.  Account with the Department   The public entity
     of Agriculture in the name
     of a public entity (such as
     a state or local government,
     school district, or prison)
     that receives agricultural
     program payments

------------------------------------------------------
                          ------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's Social Security Number.
(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

Section references are to the Internal Revenue Code.

OBTAINING A NUMBER

If you don't have a Taxpayer Identification Number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on broker transactions include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under Section 501(a), or an individual retirement plan.

- The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency or instrumentality thereof.

- A dealer in securities or commodities registered in the United States or a possession of the United States.

- A real estate investment trust.

- A common trust fund operated by a bank under Section 584(a).

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

- A foreign central bank of issue.

- A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

Payments of dividends and patronage dividends not generally subject to backup withholding also include the following:

- Payments to nonresident aliens subject to withholding under Section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

- Payments of patronage dividends not paid in money.

- Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding also include the following:

- Payments of interest on obligations issued by individuals.

  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt interest dividends under section 852).

- Payments described in section 6049(b)(5) to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 requires you to give your correct Taxpayer Identification Number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.